                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               POWER OF ATTORNEY

                              Eric T. Steigerwalt
  Chairman of the Board, President and Chief Executive Officer and a Director

KNOW ALL MEN BY THESE PRESENTS, that I, Eric T. Steigerwalt, Chairman of the Board, President and Chief Executive Officer and a Director of First MetLife Investors Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by First MetLife Investors Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   o  First MetLife Investors Variable Annuity Account One
      File No. 033-74174 First COVA VA, Custom Select, Russell Select and
        Class VA, Class AA and Class B,
      File No. 333-96773 Class VA, Class AA, and Class B,
      File No. 333-96775 Class A,
      File No. 333-96777 Class XC,
      File No. 333-96785 Class L and Class L - 4 Year,
      File No. 333-96795 Class C,
      File No. 333-125613 Vintage L and Vintage XC,
      File No. 333-125617 PrimElite III,
      File No. 333-125618 Marquis Portfolios,
      File No. 333-125619 Protected Equity Portfolio,
      File No. 333-137370 Class S and Class S - L Share Option,
      File No. 333-137969 PrimElite IV,
      File No. 333-148873 Pioneer PRISM,
      File No. 333-148874 Pioneer PRISM XC,
      File No. 333-148876 Pioneer PRISM L,
      File No. 333-152450 Class XTRA,
      File No. 333-156646 Class XTRA 6,
      File No. 333-158579 MetLife Simple Solutions,
      File No. 333-169687 Class VA-4,
      File No. 333-176679 Class S and Class S-L Share Option,
      File No. 333-176680 Class VA-4,
      File No. 333-176691 Class VA,
      File No. 333-176692 Class L-4 Year,
      File No. 333-176693 Class C,
      File No. 333-178515 Class O,
      File No. 333-179240 Marquis Portfolios, and
      File No. 333-186216 Class L-4 Year,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of March, 2015.

/s/ Eric T. Steigerwalt
--------------------------
Eric T. Steigerwalt

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               POWER OF ATTORNEY

                               Norse N. Blazzard
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Norse N. Blazzard, a Director of First MetLife Investors Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John
M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by First MetLife Investors Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   o  First MetLife Investors Variable Annuity Account One
      File No. 033-74174 First COVA VA, Custom Select, Russell Select and
        Class VA, Class AA and Class B,
      File No. 333-96773 Class VA, Class AA, and Class B,
      File No. 333-96775 Class A,
      File No. 333-96777 Class XC,
      File No. 333-96785 Class L and Class L - 4 Year,
      File No. 333-96795 Class C,
      File No. 333-125613 Vintage L and Vintage XC,
      File No. 333-125617 PrimElite III,
      File No. 333-125618 Marquis Portfolios,
      File No. 333-125619 Protected Equity Portfolio,
      File No. 333-137370 Class S and Class S - L Share Option,
      File No. 333-137969 PrimElite IV,
      File No. 333-148873 Pioneer PRISM,
      File No. 333-148874 Pioneer PRISM XC,
      File No. 333-148876 Pioneer PRISM L,
      File No. 333-152450 Class XTRA,
      File No. 333-156646 Class XTRA 6,
      File No. 333-158579 MetLife Simple Solutions,
      File No. 333-169687 Class VA-4,
      File No. 333-176679 Class S and Class S- L Share Option,
      File No. 333-176680 Class VA-4,
      File No. 333-176691 Class VA,
      File No. 333-176692 Class L-4 Year,
      File No. 333-176693 Class C,
      File No. 333-178515 Class O,
      File No. 333-179240 Marquis Portfolios, and
      File No. 333-186216 Class L-4 Year,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of March, 2015.

/s/ Norse N. Blazzard
------------------------
Norse N. Blazzard

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               POWER OF ATTORNEY

                                Kumar Das Gupta
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Kumar Das Gupta, a Director of First MetLife Investors Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John
M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by First MetLife Investors Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   o  First MetLife Investors Variable Annuity Account One
      File No. 033-74174 First COVA VA, Custom Select, Russell Select and
        Class VA, Class AA and Class B,
      File No. 333-96773 Class VA, Class AA, and Class B,
      File No. 333-96775 Class A,
      File No. 333-96777 Class XC,
      File No. 333-96785 Class L and Class L - 4 Year,
      File No. 333-96795 Class C,
      File No. 333-125613 Vintage L and Vintage XC,
      File No. 333-125617 PrimElite III,
      File No. 333-125618 Marquis Portfolios,
      File No. 333-125619 Protected Equity Portfolio,
      File No. 333-137370 Class S and Class S - L Share Option,
      File No. 333-137969 PrimElite IV,
      File No. 333-148873 Pioneer PRISM,
      File No. 333-148874 Pioneer PRISM XC,
      File No. 333-148876 Pioneer PRISM L,
      File No. 333-152450 Class XTRA,
      File No. 333-156646 Class XTRA 6,
      File No. 333-158579 MetLife Simple Solutions,
      File No. 333-169687 Class VA-4,
      File No. 333-176679 Class S and Class S- L Share Option,
      File No. 333-176680 Class VA-4,
      File No. 333-176691 Class VA,
      File No. 333-176692 Class L-4 Year,
      File No. 333-176693 Class C,
      File No. 333-178515 Class O,
      File No. 333-179240 Marquis Portfolios, and
      File No. 333-186216 Class L-4 Year,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of March, 2015.

/s/ Kumar Das Gupta
----------------------
Kumar Das Gupta

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               POWER OF ATTORNEY

                               Robert L. Davidow
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Robert L. Davidow, a Director of First MetLife Investors Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John
M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by First MetLife Investors Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   o  First MetLife Investors Variable Annuity Account One
      File No. 033-74174 First COVA VA, Custom Select, Russell Select and
        Class VA, Class AA and Class B,
      File No. 333-96773 Class VA, Class AA, and Class B,
      File No. 333-96775 Class A,
      File No. 333-96777 Class XC,
      File No. 333-96785 Class L and Class L - 4 Year,
      File No. 333-96795 Class C,
      File No. 333-125613 Vintage L and Vintage XC,
      File No. 333-125617 PrimElite III,
      File No. 333-125618 Marquis Portfolios,
      File No. 333-125619 Protected Equity Portfolio,
      File No. 333-137370 Class S and Class S - L Share Option,
      File No. 333-137969 PrimElite IV,
      File No. 333-148873 Pioneer PRISM,
      File No. 333-148874 Pioneer PRISM XC,
      File No. 333-148876 Pioneer PRISM L,
      File No. 333-152450 Class XTRA,
      File No. 333-156646 Class XTRA 6,
      File No. 333-158579 MetLife Simple Solutions,
      File No. 333-169687 Class VA-4,
      File No. 333-176679 Class S and Class S- L Share Option,
      File No. 333-176680 Class VA-4,
      File No. 333-176691 Class VA,
      File No. 333-176692 Class L-4 Year,
      File No. 333-176693 Class C,
      File No. 333-178515 Class O,
      File No. 333-179240 Marquis Portfolios, and
      File No. 333-186216 Class L-4 Year,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of March, 2015.

/s/ Robert L. Davidow
------------------------
Robert L. Davidow

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               POWER OF ATTORNEY

                              Elizabeth M. Forget
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Elizabeth M. Forget, a Director and Executive Vice President of First MetLife Investors Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by First MetLife Investors Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   o  First MetLife Investors Variable Annuity Account One
      File No. 033-74174 First COVA VA, Custom Select, Russell Select and
        Class VA, Class AA and Class B,
      File No. 333-96773 Class VA, Class AA, and Class B,
      File No. 333-96775 Class A,
      File No. 333-96777 Class XC,
      File No. 333-96785 Class L and Class L - 4 Year,
      File No. 333-96795 Class C,
      File No. 333-125613 Vintage L and Vintage XC,
      File No. 333-125617 PrimElite III,
      File No. 333-125618 Marquis Portfolios,
      File No. 333-125619 Protected Equity Portfolio,
      File No. 333-137370 Class S and Class S - L Share Option,
      File No. 333-137969 PrimElite IV,
      File No. 333-148873 Pioneer PRISM,
      File No. 333-148874 Pioneer PRISM XC,
      File No. 333-148876 Pioneer PRISM L,
      File No. 333-152450 Class XTRA,
      File No. 333-156646 Class XTRA 6,
      File No. 333-158579 MetLife Simple Solutions,
      File No. 333-169687 Class VA-4,
      File No. 333-176679 Class S and Class S- L Share Option,
      File No. 333-176680 Class VA-4,
      File No. 333-176691 Class VA,
      File No. 333-176692 Class L-4 Year,
      File No. 333-176693 Class C,
      File No. 333-178515 Class O,
      File No. 333-179240 Marquis Portfolios, and
      File No. 333-186216 Class L-4 Year,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of March, 2015.

/s/ Elizabeth M. Forget
--------------------------
Elizabeth M. Forget

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               POWER OF ATTORNEY

                              Richard A. Hemmings
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Richard A. Hemmings, a Director of First MetLife Investors Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John
M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by First MetLife Investors Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   o  First MetLife Investors Variable Annuity Account One
      File No. 033-74174 First COVA VA, Custom Select, Russell Select and
        Class VA, Class AA and Class B,
      File No. 333-96773 Class VA, Class AA, and Class B,
      File No. 333-96775 Class A,
      File No. 333-96777 Class XC,
      File No. 333-96785 Class L and Class L - 4 Year,
      File No. 333-96795 Class C,
      File No. 333-125613 Vintage L and Vintage XC,
      File No. 333-125617 PrimElite III,
      File No. 333-125618 Marquis Portfolios,
      File No. 333-125619 Protected Equity Portfolio,
      File No. 333-137370 Class S and Class S - L Share Option,
      File No. 333-137969 PrimElite IV,
      File No. 333-148873 Pioneer PRISM,
      File No. 333-148874 Pioneer PRISM XC,
      File No. 333-148876 Pioneer PRISM L,
      File No. 333-152450 Class XTRA,
      File No. 333-156646 Class XTRA 6,
      File No. 333-158579 MetLife Simple Solutions,
      File No. 333-169687 Class VA-4,
      File No. 333-176679 Class S and Class S- L Share Option,
      File No. 333-176680 Class VA-4,
      File No. 333-176691 Class VA,
      File No. 333-176692 Class L-4 Year,
      File No. 333-176693 Class C,
      File No. 333-178515 Class O,
      File No. 333-179240 Marquis Portfolios, and
      File No. 333-186216 Class L-4 Year,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of March, 2015.

/s/ Richard A. Hemmings
--------------------------
Richard A. Hemmings

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               POWER OF ATTORNEY

                               Stephen M. Kessler
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Stephen M. Kessler, a Director of First MetLife Investors Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John
M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by First MetLife Investors Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   o  First MetLife Investors Variable Annuity Account One
      File No. 033-74174 First COVA VA, Custom Select, Russell Select and
        Class VA, Class AA and Class B,
      File No. 333-96773 Class VA, Class AA, and Class B,
      File No. 333-96775 Class A,
      File No. 333-96777 Class XC,
      File No. 333-96785 Class L and Class L - 4 Year,
      File No. 333-96795 Class C,
      File No. 333-125613 Vintage L and Vintage XC,
      File No. 333-125617 PrimElite III,
      File No. 333-125618 Marquis Portfolios,
      File No. 333-125619 Protected Equity Portfolio,
      File No. 333-137370 Class S and Class S - L Share Option,
      File No. 333-137969 PrimElite IV,
      File No. 333-148873 Pioneer PRISM,
      File No. 333-148874 Pioneer PRISM XC,
      File No. 333-148876 Pioneer PRISM L,
      File No. 333-152450 Class XTRA,
      File No. 333-156646 Class XTRA 6,
      File No. 333-158579 MetLife Simple Solutions,
      File No. 333-169687 Class VA-4,
      File No. 333-176679 Class S and Class S- L Share Option,
      File No. 333-176680 Class VA-4,
      File No. 333-176691 Class VA,
      File No. 333-176692 Class L-4 Year,
      File No. 333-176693 Class C,
      File No. 333-178515 Class O,
      File No. 333-179240 Marquis Portfolios, and
      File No. 333-186216 Class L-4 Year,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of March, 2015.

/s/ Stephen M. Kessler
-------------------------
Stephen M. Kessler

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               POWER OF ATTORNEY

                               Lisa S. Kuklinski
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Lisa S. Kuklinski, a Director and Vice President of First MetLife Investors Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by First MetLife Investors Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   o  First MetLife Investors Variable Annuity Account One
      File No. 033-74174 First COVA VA, Custom Select, Russell Select and
        Class VA, Class AA and Class B,
      File No. 333-96773 Class VA, Class AA, and Class B,
      File No. 333-96775 Class A,
      File No. 333-96777 Class XC,
      File No. 333-96785 Class L and Class L - 4 Year,
      File No. 333-96795 Class C,
      File No. 333-125613 Vintage L and Vintage XC,
      File No. 333-125617 PrimElite III,
      File No. 333-125618 Marquis Portfolios,
      File No. 333-125619 Protected Equity Portfolio,
      File No. 333-137370 Class S and Class S - L Share Option,
      File No. 333-137969 PrimElite IV,
      File No. 333-148873 Pioneer PRISM,
      File No. 333-148874 Pioneer PRISM XC,
      File No. 333-148876 Pioneer PRISM L,
      File No. 333-152450 Class XTRA,
      File No. 333-156646 Class XTRA 6,
      File No. 333-158579 MetLife Simple Solutions,
      File No. 333-169687 Class VA-4,
      File No. 333-176679 Class S and Class S- L Share Option,
      File No. 333-176680 Class VA-4,
      File No. 333-176691 Class VA,
      File No. 333-176692 Class L-4 Year,
      File No. 333-176693 Class C,
      File No. 333-178515 Class O,
      File No. 333-179240 Marquis Portfolios, and
      File No. 333-186216 Class L-4 Year,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 2015.

/s/ Lisa S. Kuklinski
------------------------
Lisa S. Kuklinski

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               POWER OF ATTORNEY

                                Dina R. Lumerman
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Dina R. Lumerman, a Director of First MetLife Investors Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John
M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by First MetLife Investors Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   o  First MetLife Investors Variable Annuity Account One
      File No. 033-74174 First COVA VA, Custom Select, Russell Select and
        Class VA, Class AA and Class B,
      File No. 333-96773 Class VA, Class AA, and Class B,
      File No. 333-96775 Class A,
      File No. 333-96777 Class XC,
      File No. 333-96785 Class L and Class L - 4 Year,
      File No. 333-96795 Class C,
      File No. 333-125613 Vintage L and Vintage XC,
      File No. 333-125617 PrimElite III,
      File No. 333-125618 Marquis Portfolios,
      File No. 333-125619 Protected Equity Portfolio,
      File No. 333-137370 Class S and Class S - L Share Option,
      File No. 333-137969 PrimElite IV,
      File No. 333-148873 Pioneer PRISM,
      File No. 333-148874 Pioneer PRISM XC,
      File No. 333-148876 Pioneer PRISM L,
      File No. 333-152450 Class XTRA,
      File No. 333-156646 Class XTRA 6,
      File No. 333-158579 MetLife Simple Solutions,
      File No. 333-169687 Class VA-4,
      File No. 333-176679 Class S and Class S- L Share Option,
      File No. 333-176680 Class VA-4,
      File No. 333-176691 Class VA,
      File No. 333-176692 Class L-4 Year,
      File No. 333-176693 Class C,
      File No. 333-178515 Class O,
      File No. 333-179240 Marquis Portfolios, and
      File No. 333-186216 Class L-4 Year,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of March, 2015.

/s/ Dina R. Lumerman
-----------------------
Dina R. Lumerman

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               POWER OF ATTORNEY

                               Kieran R. Mullins
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Kieran R. Mullins, a Director of First MetLife Investors Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John
M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by First MetLife Investors Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   o  First MetLife Investors Variable Annuity Account One
      File No. 033-74174 First COVA VA, Custom Select, Russell Select and
        Class VA, Class AA and Class B,
      File No. 333-96773 Class VA, Class AA, and Class B,
      File No. 333-96775 Class A,
      File No. 333-96777 Class XC,
      File No. 333-96785 Class L and Class L - 4 Year,
      File No. 333-96795 Class C,
      File No. 333-125613 Vintage L and Vintage XC,
      File No. 333-125617 PrimElite III,
      File No. 333-125618 Marquis Portfolios,
      File No. 333-125619 Protected Equity Portfolio,
      File No. 333-137370 Class S and Class S - L Share Option,
      File No. 333-137969 PrimElite IV,
      File No. 333-148873 Pioneer PRISM,
      File No. 333-148874 Pioneer PRISM XC,
      File No. 333-148876 Pioneer PRISM L,
      File No. 333-152450 Class XTRA,
      File No. 333-156646 Class XTRA 6,
      File No. 333-158579 MetLife Simple Solutions,
      File No. 333-169687 Class VA-4,
      File No. 333-176679 Class S and Class S- L Share Option,
      File No. 333-176680 Class VA-4,
      File No. 333-176691 Class VA,
      File No. 333-176692 Class L-4 Year,
      File No. 333-176693 Class C,
      File No. 333-178515 Class O,
      File No. 333-179240 Marquis Portfolios, and
      File No. 333-186216 Class L-4 Year,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of March, 2015.

/s/ Kieran R. Mullins
------------------------
Kieran R. Mullins

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               POWER OF ATTORNEY

                               Richard C. Pearson
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Richard C. Pearson, a Director of First MetLife Investors Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John
M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by First MetLife Investors Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   o  First MetLife Investors Variable Annuity Account One
      File No. 033-74174 First COVA VA, Custom Select, Russell Select and
        Class VA, Class AA and Class B,
      File No. 333-96773 Class VA, Class AA, and Class B,
      File No. 333-96775 Class A,
      File No. 333-96777 Class XC,
      File No. 333-96785 Class L and Class L - 4 Year,
      File No. 333-96795 Class C,
      File No. 333-125613 Vintage L and Vintage XC,
      File No. 333-125617 PrimElite III,
      File No. 333-125618 Marquis Portfolios,
      File No. 333-125619 Protected Equity Portfolio,
      File No. 333-137370 Class S and Class S - L Share Option,
      File No. 333-137969 PrimElite IV,
      File No. 333-148873 Pioneer PRISM,
      File No. 333-148874 Pioneer PRISM XC,
      File No. 333-148876 Pioneer PRISM L,
      File No. 333-152450 Class XTRA,
      File No. 333-156646 Class XTRA 6,
      File No. 333-158579 MetLife Simple Solutions,
      File No. 333-169687 Class VA-4,
      File No. 333-176679 Class S and Class S- L Share Option,
      File No. 333-176680 Class VA-4,
      File No. 333-176691 Class VA,
      File No. 333-176692 Class L-4 Year,
      File No. 333-176693 Class C,
      File No. 333-178515 Class O,
      File No. 333-179240 Marquis Portfolios, and
      File No. 333-186216 Class L-4 Year,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of March, 2015.

/s/ Richard C. Pearson
-------------------------
Richard C. Pearson

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               POWER OF ATTORNEY

                                Thomas A. Price
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Thomas A. Price, a Director of First MetLife Investors Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John
M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by First MetLife Investors Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   o  First MetLife Investors Variable Annuity Account One
      File No. 033-74174 First COVA VA, Custom Select, Russell Select and
        Class VA, Class AA and Class B,
      File No. 333-96773 Class VA, Class AA, and Class B,
      File No. 333-96775 Class A,
      File No. 333-96777 Class XC,
      File No. 333-96785 Class L and Class L - 4 Year,
      File No. 333-96795 Class C,
      File No. 333-125613 Vintage L and Vintage XC,
      File No. 333-125617 PrimElite III,
      File No. 333-125618 Marquis Portfolios,
      File No. 333-125619 Protected Equity Portfolio,
      File No. 333-137370 Class S and Class S - L Share Option,
      File No. 333-137969 PrimElite IV,
      File No. 333-148873 Pioneer PRISM,
      File No. 333-148874 Pioneer PRISM XC,
      File No. 333-148876 Pioneer PRISM L,
      File No. 333-152450 Class XTRA,
      File No. 333-156646 Class XTRA 6,
      File No. 333-158579 MetLife Simple Solutions,
      File No. 333-169687 Class VA-4,
      File No. 333-176679 Class S and Class S- L Share Option,
      File No. 333-176680 Class VA-4,
      File No. 333-176691 Class VA,
      File No. 333-176692 Class L-4 Year,
      File No. 333-176693 Class C,
      File No. 333-178515 Class O,
      File No. 333-179240 Marquis Portfolios, and
      File No. 333-186216 Class L-4 Year,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of March, 2015.

/s/ Thomas A. Price
----------------------
Thomas A. Price

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               POWER OF ATTORNEY

                                Thomas J. Skelly
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Thomas J. Skelly, a Director of First MetLife Investors Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John
M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by First MetLife Investors Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   o  First MetLife Investors Variable Annuity Account One
      File No. 033-74174 First COVA VA, Custom Select, Russell Select and
        Class VA, Class AA and Class B,
      File No. 333-96773 Class VA, Class AA, and Class B,
      File No. 333-96775 Class A,
      File No. 333-96777 Class XC,
      File No. 333-96785 Class L and Class L - 4 Year,
      File No. 333-96795 Class C,
      File No. 333-125613 Vintage L and Vintage XC,
      File No. 333-125617 PrimElite III,
      File No. 333-125618 Marquis Portfolios,
      File No. 333-125619 Protected Equity Portfolio,
      File No. 333-137370 Class S and Class S - L Share Option,
      File No. 333-137969 PrimElite IV,
      File No. 333-148873 Pioneer PRISM,
      File No. 333-148874 Pioneer PRISM XC,
      File No. 333-148876 Pioneer PRISM L,
      File No. 333-152450 Class XTRA,
      File No. 333-156646 Class XTRA 6,
      File No. 333-158579 MetLife Simple Solutions,
      File No. 333-169687 Class VA-4,
      File No. 333-176679 Class S and Class S- L Share Option,
      File No. 333-176680 Class VA-4,
      File No. 333-176691 Class VA,
      File No. 333-176692 Class L-4 Year,
      File No. 333-176693 Class C,
      File No. 333-178515 Class O,
      File No. 333-179240 Marquis Portfolios, and
      File No. 333-186216 Class L-4 Year,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of March, 2015.

/s/ Thomas J. Skelly
-----------------------
Thomas J. Skelly

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               POWER OF ATTORNEY

                                Peter M. Carlson
             Executive Vice President and Chief Accounting Officer

KNOW ALL MEN BY THESE PRESENTS, that I, Peter M. Carlson, Executive Vice President and Chief Accounting Officer of First MetLife Investors Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by First MetLife Investors Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   o  First MetLife Investors Variable Annuity Account One
      File No. 033-74174 First COVA VA, Custom Select, Russell Select and
        Class VA, Class AA and Class B,
      File No. 333-96773 Class VA, Class AA, and Class B,
      File No. 333-96775 Class A,
      File No. 333-96777 Class XC,
      File No. 333-96785 Class L and Class L - 4 Year,
      File No. 333-96795 Class C,
      File No. 333-125613 Vintage L and Vintage XC,
      File No. 333-125617 PrimElite III,
      File No. 333-125618 Marquis Portfolios,
      File No. 333-125619 Protected Equity Portfolio,
      File No. 333-137370 Class S and Class S - L Share Option,
      File No. 333-137969 PrimElite IV,
      File No. 333-148873 Pioneer PRISM,
      File No. 333-148874 Pioneer PRISM XC,
      File No. 333-148876 Pioneer PRISM L,
      File No. 333-152450 Class XTRA,
      File No. 333-156646 Class XTRA 6,
      File No. 333-158579 MetLife Simple Solutions,
      File No. 333-169687 Class VA-4,
      File No. 333-176679 Class S and Class S- L Share Option,
      File No. 333-176680 Class VA-4,
      File No. 333-176691 Class VA,
      File No. 333-176692 Class L-4 Year,
      File No. 333-176693 Class C,
      File No. 333-178515 Class O,
      File No. 333-179240 Marquis Portfolios, and
      File No. 333-186216 Class L-4 Year,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of March, 2015.

/s/ Peter M. Carlson
-----------------------
Peter M. Carlson

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               POWER OF ATTORNEY

                                James J. Reilly
                            Vice President - Finance

KNOW ALL MEN BY THESE PRESENTS, that I, James J. Reilly, Vice President - Finance of First MetLife Investors Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by First MetLife Investors Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   o  First MetLife Investors Variable Annuity Account One
      File No. 033-74174 First COVA VA, Custom Select, Russell Select and
        Class VA, Class AA and Class B,
      File No. 333-96773 Class VA, Class AA, and Class B,
      File No. 333-96775 Class A,
      File No. 333-96777 Class XC,
      File No. 333-96785 Class L and Class L - 4 Year,
      File No. 333-96795 Class C,
      File No. 333-125613 Vintage L and Vintage XC,
      File No. 333-125617 PrimElite III,
      File No. 333-125618 Marquis Portfolios,
      File No. 333-125619 Protected Equity Portfolio,
      File No. 333-137370 Class S and Class S - L Share Option,
      File No. 333-137969 PrimElite IV,
      File No. 333-148873 Pioneer PRISM,
      File No. 333-148874 Pioneer PRISM XC,
      File No. 333-148876 Pioneer PRISM L,
      File No. 333-152450 Class XTRA,
      File No. 333-156646 Class XTRA 6,
      File No. 333-158579 MetLife Simple Solutions,
      File No. 333-169687 Class VA-4,
      File No. 333-176679 Class S and Class S- L Share Option,
      File No. 333-176680 Class VA-4,
      File No. 333-176691 Class VA,
      File No. 333-176692 Class L-4 Year,
      File No. 333-176693 Class C,
      File No. 333-178515 Class O,
      File No. 333-179240 Marquis Portfolios, and
      File No. 333-186216 Class L-4 Year,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of March, 2015.

/s/ James J. Reilly
----------------------
James J. Reilly